SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K



                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  July 22, 2004



                             LANDAUER, INC.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)



                                Delaware
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             (State or Other Jurisdiction of Incorporation)



             1-9788                            06-1218089
     ------------------------     ------------------------------------
     (Commission File Number)     (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                60425
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(Address of Principal Executive Offices)       (Zip Code)



                             (708) 755-7000
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          (Registrant's Telephone Number, Including Area Code)



                             Not Applicable
      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)















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


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 News Release, dated July 22, 2004



ITEM 9.   REGULATION FD DISCLOSURE

      On July 22, 2004, Landauer, Inc. ("LDR") issued a News Release announcing its earnings for the third quarter of 2004. A copy of the News Release is furnished as Exhibit 99.1 to this Report.

      This Current Report on Form 8-K and the News Release is being furnished pursuant to Item 12, Results of Operations and Financial Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.



















































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


                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   LANDAUER, INC.



                                   /s/ James M. O'Connell
                                   ----------------------------
                                   James M. O'Connell
                                   Vice President and Treasurer
                                   (Principal Financial and
                                   Accounting Officer)




Dated:  July 22, 2004













































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


                              EXHIBIT INDEX

EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1       News Release, dated July 22, 2004































































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